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Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Statement by Experts" and to the use of our reports dated August 31, 2004 and June 16, 2004, in the Registration Statement on Form 20-F of Genetic Technologies Limited.

/s/ Ernst & Young

Sydney, New South Wales, Australia
January 19, 2005

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  Exhibit 15.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM